                              SECOND AMENDMENT TO
                          FACILITY I CREDIT AGREEMENT              EXHIBIT 10.4
                          ---------------------------                      ----


    THIS SECOND AMENDMENT TO FACILITY I CREDIT AGREEMENT dated as of January 4, 1996 (this "Amendment") is made by and among CWM MORTGAGE HOLDINGS, INC., a Delaware corporation ("CWM"), INDEPENDENT NATIONAL MORTGAGE CORPORATION, a Delaware corporation ("INMC"), INDEPENDENT LENDING CORPORATION, a Delaware corporation ("ILC" and, together with CWM and INMC, the "Companies"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("First Union") in its individual capacity, THE BANK OF NEW YORK, a New York banking corporation ("BNY"), CREDIT LYONNAIS, CAYMAN ISLANDS BRANCH, a ______________ ("Credit Lyonnais"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNB Chicago"), GUARANTY FEDERAL BANK F.S.B., a _____________ ("Guaranty Federal"), HIBERNIA NATIONAL BANK, a national banking association ("Hibernia"), NATWEST BANK N.A., a national banking association ("NatWest"), NATIONSBANK OF TEXAS, N.A., a national banking association ("NationsBank") and DRESDNER BANK AG, LOS ANGELES AGENCY & GRAND CAYMAN BRANCH, a ___________ ("Dresdner") (First Union in its individual capacity, BNY, Credit Lyonnais, FNB Chicago, Guaranty Federal, Hibernia, NatWest, NationsBank and Dresdner, each together with its permitted successors and assigns, a "Lender" and, collectively, the "Lenders"), and First Union as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             STATEMENT OF PURPOSE
                             --------------------

    WHEREAS, each of the parties hereto other than Dresdner are parties to a Facility I Credit Agreement dated as of May 30, 1995, as amended by a First Amendment to Facility I Credit Agreement dated as of September 25, 1995 (as so amended, the "Credit Agreement"); and

    WHEREAS, Dresdner has become a party to and a Lender under the Credit Agreement and all other agreements and documents entered into in connection therewith pursuant to the terms of Paragraph 11(i) of the Credit Agreement, as evidenced by that certain Assignment Agreement of even date herewith between Dresdner and First Union (the "Assignment"), such assignment being in the form attached as ANNEX I hereto; and

    WHEREAS, the parties hereto wish to amend the Credit Agreement to provide for the inclusion of Dresdner as a party thereto and a Lender thereunder; and

    WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available, and to continue to make available, to the Companies the credit facilities provided for in the Credit Agreement, as amended hereby;

    NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.


     2. The Credit Agreement is hereby amended to include, as a party thereto, Dresdner, and the term "Lenders" as defined in the preamble to and Paragraph 12 of the Credit Agreement is hereby amended to include Dresdner, and as of the date hereof, Dresdner shall be deemed to be a "Lender" under the Credit Agreement and under each agreement and document entered into in connection therewith.

     3.  The Commitment Schedule (Facility I Credit Agreement) contained as
Schedule I-1 to the Addendum is hereby deleted and the Commitment Schedule (Facility I Credit Agreement) attached as EXHIBIT A to this Amendment is substituted therefor.

     4. The Schedule of Addresses contained as Schedule II to the Addendum is hereby deleted and the Schedule of Addresses attached as EXHIBIT B to this Amendment is substituted therefor.

     5. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

     (A) A copy of this Amendment executed by each of the Companies, each of the Lenders, and the Administrative Agent (whether such parties shall have signed the same or different copies);

     (B) A Facility I Promissory Note of even date herewith, as duly executed by the Companies, such note to be payable by the Companies to the order of Dresdner and to be in the form of ANNEX II hereto (such note being considered to be a note for all purposes);

     (C) A copy of the Assignment, as duly executed by First Union and Dresdner and acknowledged by the Companies and the Administrative Agent; and

     (D) Certificates of even date herewith signed by the President or any Vice President of each of CWM, INMC and ILC, and attested to by the Secretary or any Assistant Secretary of each of CWM, INMC and ILC, certifying that (i) the Articles, Bylaws and resolutions of each such party previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) such party remains in good standing, (iii) all representations and warranties of such party previously made to the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing under any of the Credit Documents.
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     6.  The parties hereto agree and acknowledge that on the date hereof, to the extent necessary, the Administrative Agent shall reallocate the Loans made by First Union and outstanding on such date among all the Lenders so that as of such date the ratios of (i) the aggregate principal amount of Tranche A Loans outstanding from any Lender to the aggregate principal amount of Tranche A Loans outstanding from all the Lenders and (ii) the aggregate principal amount of Tranche B Loans outstanding from any Lender to the aggregate principal amount of Tranche B Loans outstanding from all the Lenders, shall be equal to the ratio of such Lender's Maximum Commitment to the Aggregate Facility Commitment after giving effect to this Amendment, and the Lenders shall make such payments among themselves as may be necessary to effect such transactions.

     7. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     8. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Companies and the Administrative Agent.

     9. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     10. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. Dresdner hereby assumes, and agrees to be bound under and by, the terms of the Credit Agreement and all agreements and documents entered into in connection therewith from and after the date hereof. Dresdner shall be considered to be a "Lender" for all purposes under the Security Agreement, the Uniform Commercial Code financing statements filed pursuant thereto, the Custodial Agreement and the other Credit Documents.

     11. THE LENDERS, THE ADMINISTRATIVE AGENT, AND THE COMPANIES EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              CWM MORTGAGE HOLDINGS, INC.


                              By:  /s/ Michael W. Perry
                              Name:  Michael W. Perry
                              Title:  Exec. Vice President &
                                      Chief Operating Officer


                              INDEPENDENT NATIONAL MORTGAGE CORPORATION


                              By:  /s/ Michael W. Perry
                              Name:  Michael W. Perry
                              Title:  President & Chief Executive
                                      Officer


                              INDEPENDENT LENDING CORPORATION


                              By:  /s/ Michael W. Perry
                              Name:  Michael W. Perry
                              Title:  President & Chief Executive
                                      Officer


                              FIRST UNION NATIONAL BANK OF
                                 NORTH CAROLINA,
                              as Administrative Agent and as a
                              Lender


                              By:  /s/ Carolyn Eskridge
                              Name:  Carolyn Eskridge
                              Title:  SVP


                              THE BANK OF NEW YORK


                              By:  /s/ Cynthia E. Crites
                              Name:  Cynthia E. Crites
                              Title:  AVP
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                              CREDIT LYONNAIS, CAYMAN ISLANDS BRANCH


                              By:  /s/ William J. Fischer
                              Name:  William J. Fischer
                              Title:  Authorized Signatory


                              DRESDNER BANK AG, LOS ANGELES
                              AGENCY & GRAND CAYMAN BRANCH


                              By:  /s/ Vitol Wiacek
                              Name:  Vitol Wiacek
                              Title:  Assistant Vice President

                              By:  /s/ Dennis G. Blank
                              Name:  Dennis G. Blank
                              Title:  Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:  /s/ J.S. Winn, Jr.
                              Name:  J.S. Winn, Jr.
                              Title:  SVP


                              GUARANTY FEDERAL BANK F.S.B.


                              By:  /s/ Abbie Y. Tidmore
                              Name:  Abbie Y. Tidmore
                              Title:  Vice President


                              HIBERNIA NATIONAL BANK


                              By:  /s/ Colleen Lacy
                              Name:  Colleen Lacy
                              Title:  Vice President


                              NATWEST BANK N.A.


                              By:  /s/ Robert L. Klein
                              Name:  Robert L. Klein
                              Title:  AVP


                              NATIONSBANK OF TEXAS, N.A.

                              By:  /s/ Mary Pat Riggins
                              Name:  Mary Pat Riggins
                              Title:  Vice President